Exhibit 10.18

Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K on the basis that the registrant customarily and actually treats that information as private or confidential and the omitted information is not material. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

APPENDIX 02

(Amendment of Factory Lease Agreement No. 242/2022/HDTNX/VHIZ - VF dated February 24, 2022)

This Appendix 02 is made and signed on February 28, 2022 by and between:

I. The Lessee:	VINFAST TRADING AND PRODUCTION JOINT STOCK COMPANY

Head office:	Dinh Vu - Cat Hai Economic Zone, Cat Hai Island, Cat Hai Town, Cat Hai District, Hai Phong City, Vietnam.

Enterprise code:	[***]

Representative:	[***]

Position:	[***]

And:

II. The Lessor:	VINHOMES INDUSTRIAL ZONE INVESTMENT JOINT STOCK COMPANY

Head office:	No. 7 Bang Lang 1 Street, Vinhomes Riverside Eco-urban Area, Viet Hung Ward, Long Bien District, Hanoi City, Vietnam.

Enterprise code:	[***]

Representative:	[***]

Position:	[***]

The Lessor and the Lessee are hereinafter collectively referred to as the “Parties” and individually as the “Party”.

The Parties have signed the Factory Lease Agreement No. 242/2022/HDTNX/VHIZ - VF on February 24, 2022. The Parties have discussed, agreed to amend and supplement the Factory Lease Agreement No. 242/2022/HDTNX/VHIZ – VF (“Agreement”) as follows:

1.	Amending Clause 3.1, Article 3 of the Agreement as follows:

“3.1. Rental:

•

The reference rental price (“Reference Price”) applied at the effective time hereof is approximately VND [***]. In the following years (calculated according to 12-month basis from the effective date hereof), the Reference Price will automatically increase by [***] year.

•

The Lessor applies preferential rental rates to the Lessee as follows: (i) the first [***] years equal to [***] of the Reference Price; (ii) the next [***] years equal to [***] of the Reference Price; (iii) the next [***] years equal to [***] of the Reference Price, and; (iv) the following years will be equal to the market rental.

•

The rental is calculated monthly on the principle that the rental per m2 multiplied by the total area of the Factory specified in Appendix 1 attached hereto. For clarification, Rental shall not include Value Added Tax (VAT) (“Rental”).

2.	Supplementing item (vii) to Clause 7.2 “Article 7 - Responsibilities of Lessee” of the Agreement as follows:

(vii) Purchasing factory property insurance (including fire and explosion insurance), public liability insurance and other compulsory insurances for Property in accordance with the laws”.

3. Amending Appendix 1: Leased Factory of the Agreement as follows:

Appendix 1: Leased Factory

No.	Items name	Floor area (m2) leased by Vinfast
	Total	851,407.7
[***]	[***]	[***]

4. Effectiveness.

•	This Appendix 02 takes effect from the signing date by two Parties and is an integral part of the Factory Lease Agreement No. 242/2022/HDTNX/VHIZ-VF.

•

Except for the above amendments and supplements, other terms of the Factory Lease Agreement No. 242/2022/HDTNX/VHIZ-VF remain valid and unchanged. In case there is any difference between the provisions of this Appendix 02 and the provisions of the Factory Lease Agreement No. 242/2022/HÐTNX/VHIZ-VF, the provisions of this Appendix 02 shall prevail.

•	This Appendix 02 is made into 04 (four) originals of equal legal validity, each Party shall keep 02 (two) originals for implementation.

Representative VINFAST TRADING AND PRODUCTION JOINT STOCK COMPANY (Signed and Sealed) /s/ [***] Name: [***] Title: [***]	Representative VINHOMES INDUSTRIAL ZONE INVESTMENT JOINT STOCK COMPANY (Signed and Sealed) /s/ [***] Name: [***] Title: [***]

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